Trenwick America Corporation
                                                                    Exhibit 99.1

                   UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: March 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                         Form No.          Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1             Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1             Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                           MOR-1             Yes
Statement of Operations                                                    MOR-2             Yes
Balance Sheet                                                              MOR-3             Yes
Status of Postpetition Taxes                                               MOR-4             Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                       MOR-4             Yes
     Listing of aged accounts payable                                      MOR-4             Yes
Accounts Receivable Reconciliation and Aging                               MOR-5             Yes
Debtor Questionnaire                                                       MOR-5             Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.




/s/ Timothy R. Graham                               April 20, 2005
------------------------------------------          -----------------------
Signature of Debtor                                 Date


------------------------------------------          -----------------------
Signature of Joint Debtor                           Date


/s/ Timothy R. Graham                               April 20, 2005
------------------------------------------          -----------------------
Signature of Authorized Individual*                 Date


Timothy R. Graham, Chief Restructuring Officer and Sole Director
----------------------------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements         Reporting Period: March 2005

                                                            Bank Accounts
                                              Operating        Payroll       Tax          Other
                                          -------------------------------------------------------------
           Cash - Beg of Month                 $ (84,649.28)      NA         NA              --
                                          -------------------------------------------------------------

                Receipts:
               Cash Sales                                --       --         --              --
              Accounts Rec.                              --       --         --              --
            Loans & Advances                             --       --         --              --
             Sale of Assets                              --       --         --              --
              Deposit/WT IN                              --       --         --              --
                  Other                            7,796.72       --         --              --
   Fund Transfer(Vista MM Redemption)            100,000.00       --         --              --
           Transfers (Interco)                   154,646.87       --         --              --
                                         --------------------------------------------------------------

             Total Receipts                      262,443.59       --         --              --
                                         --------------------------------------------------------------

             Disbursements:
               Net Payroll                                        --         --              --
              Payroll Taxes                              --       --         --              --
         Sales, Use, & Other Tax                    (850.00)      --         --              --
           Inventory Purchases                           --       --         --              --
          Secured Rental/Leases                          --       --         --              --
                Insurance                                --       --         --              --
             Administrative                         (809.00)      --         --              --
                 Selling                                 --       --         --              --
                  Other                                           --         --              --
           Transfers (Interco)                   (83,848.55)      --         --              --
            Professional Fees                    (87,405.32)      --         --              --
               Court Costs                               --       --         --              --
                                         --------------------------------------------------------------

           Total Disbursements                  (172,912.87)      --         --              --
                                         --------------------------------------------------------------

              Net Cash Flow                       89,530.72       --         --              --
                                         --------------------------------------------------------------

           Cash: End of Month                  $   4,881.44       --         --              --
                                          =============================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliation
Reporting Period: March 2005

The following bank account has been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance          $ 4,881.44


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended March 31, 2005

               Check Date                      Amount                Vendor Name
------------------------------------------  ------------  ---------------------------------------
2005-03-11                                       850.00   Commissioner of Revenue Services
2005-03-18                                    15,072.50   Ashby & Geddes
2005-03-18                                    46,156.59   Lackey Hershman, LLP
2005-03-18                                    26,176.23   Young, Conaway, Stargatt & Taylor, LLP
2005-03-25                                       259.00   CT Corporation System
2005-03-31                                       550.00   CT Corporation System
                                            ------------
Total Checks                                  89,064.32
                                            ------------

Total Disbursements                         $ 89,064.32
------------------------------------------  ------------

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                  Month Ended       Cumulative
REVENUES                                         February 2005   Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                      $      --     $     242,183
--------------------------------------------------------------------------------
Less: Returns and Allowances                               --                --
--------------------------------------------------------------------------------
Net Revenue                                         $      --     $     242,183
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
--------------------------------------------------------------------------------
Beginning Inventory                                        --                --
--------------------------------------------------------------------------------
Add: Purchases                                             --                --
--------------------------------------------------------------------------------
Add:Cost of Labor                                          --                --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --                --
--------------------------------------------------------------------------------
Less: Ending Inventory                                     --                --
--------------------------------------------------------------------------------
Cost of Goods Sold                                         --                --
--------------------------------------------------------------------------------
Gross Profit                                               --           242,183
--------------------------------------------------------------------------------
OPERATING EXPENSES                                         --
--------------------------------------------------------------------------------
Advertising                                                --                --
--------------------------------------------------------------------------------
Auto and Truck Expense                                    (60)              856
--------------------------------------------------------------------------------
Bad Debts                                                  --                --
--------------------------------------------------------------------------------
Contributions                                              --            (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                              1,245            53,970
--------------------------------------------------------------------------------
Insider compensation*                                   7,604           992,848
--------------------------------------------------------------------------------
Insurance                                               2,997            62,090
--------------------------------------------------------------------------------
Management Fees/Bonuses **                              6,635          (689,256)
--------------------------------------------------------------------------------
Office Expense                                         (7,281)           96,953
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                          1,775            51,099
--------------------------------------------------------------------------------
Repairs and Maintenance                                   153             3,842
--------------------------------------------------------------------------------
Rent and Lease Expense                                  1,474           709,013
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                              15,594           648,500
--------------------------------------------------------------------------------
Supplies                                                1,073            93,770
--------------------------------------------------------------------------------
Taxes-Payroll                                             995            41,398
--------------------------------------------------------------------------------
Taxes-Real Estate                                         145             3,679
--------------------------------------------------------------------------------
Taxes-Other                                                85             6,953
--------------------------------------------------------------------------------
Travel and Entertainment                                  532             6,158
--------------------------------------------------------------------------------
Utilities                                                  53             2,513
--------------------------------------------------------------------------------
Other (attach schedule)                                36,517         5,313,904
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           69,537         7,395,790
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,670           297,762
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (71,207)       (7,451,369)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                  --
--------------------------------------------------------------------------------
Other Income (attach schedule)                             --      (105,989,964)
--------------------------------------------------------------------------------
Interest Expense                                           --                --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                            --                --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (71,207)     (113,441,333)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                         --
--------------------------------------------------------------------------------
Professional Fees                                          --                --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --                --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                          --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)             12,153            98,295
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --          (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)      (340,378)        6,503,875
--------------------------------------------------------------------------------
Total Reorganization Expenses                         352,531        (6,948,933)
--------------------------------------------------------------------------------
Income Taxes                                              350          (169,855)
--------------------------------------------------------------------------------
Net Profit (Loss)                                   $ 280,975     $(120,220,410)
--------------------------------------------------------------------------------

* Insiders represent executive officers. The Trenwick group's U.S. operations currently have an additional 33 officers which were not considered insiders for purposes of this disclosure

** Represents amounts charged from (to) Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                   Month Ended       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                      March 2005     Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                   --              2,951
--------------------------------------------------------------------------------
Legal Fees                                                43             13,779
--------------------------------------------------------------------------------
Audit Fees                                                --            (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                     --             46,654
--------------------------------------------------------------------------------
Board Related                                         33,425             33,959
--------------------------------------------------------------------------------
Other Fees                                             1,694          5,181,502
--------------------------------------------------------------------------------
Data Processing                                          805             48,653
--------------------------------------------------------------------------------
Seminars & Continuing Education                          122              7,152
--------------------------------------------------------------------------------
Dues & Subscriptions                                     429              5,785
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                   $  36,517      $   5,313,904
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries ***                         --       (105,989,964)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                                 $      --      $(105,989,964)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                             (340,378)         6,503,875
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                $(340,378)     $   6,503,875
--------------------------------------------------------------------------------

** The company is in the process of finalizing first quarter financial results for its subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF     BOOK VALUE ON
                            ASSETS                                        CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   3,880,078             4,532,566
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                              --                    --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          49,176,317            48,745,299
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    2,506,279                    --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           --               503,054
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  1,000                10,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                340,618               327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $  55,904,292         $  54,118,674
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                    --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                    --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                   --            20,723,654
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --             3,485,693
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                    --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              --           (15,433,035)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $          --         $   8,776,312
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         --               266,900
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    131,240,625           249,660,381
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $ 131,240,625         $ 249,927,281
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 187,144,917         $ 312,822,267
=====================================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      387,558                    --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                    --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                    --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                    --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                           --                    --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                    --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          --                    --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                    --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                    3,858,037                    --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $    4,245,595         $         --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                    --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                    --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    288,386,386           289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $  288,386,386         $ 289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 292,631,981           289,648,446
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             100                   100
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        266,985,085           266,985,085
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                    --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                    --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                 (246,858,372)         (246,858,372)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (120,220,409)                   --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                      (5,393,468)            3,047,008
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                    --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (105,487,064)        $  23,173,821
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $  187,144,917         $ 312,822,267
=====================================================================================================================

* Insiders represent members of the Management Team. The Trenwick group's U.S. operations currently have an additional 33 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF     BOOK VALUE ON
                   ASSETS                    CURRENT REPORTING MONTH    PETITION DATE
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------
Accrued Investment Income                                340,618                327,755
----------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                         $     340,618          $     327,755
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------
Deferred Taxes Receivable                              1,308,827              1,198,532
----------------------------------------------------------------------------------------
Investment in Subsidiaries ***                       129,931,034            244,859,636
----------------------------------------------------------------------------------------
Miscellaneous Other Assets                                   764              3,602,213
----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 $ 131,240,625          $ 249,660,381
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH    PETITION DATE
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------
Accounts Payable                                          64,660                 42,517
----------------------------------------------------------------------------------------
Accrued Expenses                                              --              1,290,790
----------------------------------------------------------------------------------------
Interest Payable                                      12,728,025             12,728,025
----------------------------------------------------------------------------------------
Taxes Payable                                          2,602,010              2,601,759
----------------------------------------------------------------------------------------
Due to Affiliates                                     82,787,757             82,787,757
----------------------------------------------------------------------------------------
Indebtedness                                         190,203,934            190,197,598
----------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)               $ 288,386,386          $ 289,648,446
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------
Accrued Expenses                                         826,971                     --
----------------------------------------------------------------------------------------
Taxes Payable                                          2,400,441
----------------------------------------------------------------------------------------
Due to Affiliates                                        630,625                     --
----------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES               $   3,858,037          $          --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------
Equity in Subsidiary                                    (521,543)             3,047,008
----------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                   $    (521,543)         $   3,047,008
----------------------------------------------------------------------------------------

** The company is in the process of finalizing first quarter financial results for its subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                      ============================================================================
                                                       Current          0-30          31-60        61-90      Over 90        Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                               --                                                                 --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Building                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Equipment                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --       123,829          --      263,729       387,558
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                    --            --       123,829          --      263,729       387,558
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of March 31, 2005

             Vendor               Invoice Date          Services           Invoice Number      Amount
             ------               ------------          --------           --------------      ------
         Ashby & Geddes             9/1/2004         September 2004         ASH607-02000       6,076.70
         Ashby & Geddes             10/1/2004         October 2004          ASH580-02000       5,800.80
         Ashby & Geddes             11/1/2004         November 2004         ASH234-02000       2,344.00
           Ben Branch               9/1/2004         September 2004         DRB264-02000         264.00
           Ben Branch               10/1/2004         October 2004           DRB79-02000          79.20
      Ernest & Young, LLP           6/1/2004      June 1-August 31,2004     ERN653-02000      65,342.00
Hennigan, Bennett & Dorman, LLP    10/18/2004           June 2004           HEN111-02000      11,137.10
Hennigan, Bennett & Dorman, LLP     9/13/2004           July 2004           HEN421-02000       4,218.60
Hennigan, Bennett & Dorman, LLP    10/18/2004          August 2004          HEN851-02000       8,518.10
Hennigan, Bennett & Dorman, LLP     9/1/2004         September 2004         HEN926-02000       9,265.90
Hennigan, Bennett & Dorman, LLP     10/1/2004         October 2004          HEN149-02000      14,907.50
Hennigan, Bennett & Dorman, LLP     11/1/2004         November 2004         HEN595-02000       5,954.80
     PriceWaterHouseCoopers                          August-Dec 2003                          25,179.92
     PriceWaterHouseCoopers         8/1/2004     January- December 2004     PRI123-02000      98,561.95
Young Conaway Stargatt & Taylor     8/18/2004           June 2004           YOU401-02000       4,017.90
Young Conaway Stargatt & Taylor     9/15/2004           July 2004           YOU206-02000       2,060.50
                                                                                           ------------
                                                                                             263,728.97
                                                                                           ------------
                                                                              91 + days

         Ashby & Geddes             1/1/2005                                ASH-107-02000     10,779.70
      Lackey Hershman, LLP          1/1/2005          January 2005          LAC4010-02000     40,107.46
        Dewey Ballantine            1/1/2005          January 2005          DEW729-02000      72,941.78
                                                                                           ------------
                                                                                             123,828.94
                                                                                           ------------
                                                                             31-60 Days
                                                                                           ------------
                                                                                           $ 387,557.91
                                                                                           ------------


                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: March 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable Reconciliation                                                                            Amount
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                    49,223,775
---------------------------------------------------------------------------------------------     -------------------------------
+ Amounts billed during the peiod                                                                                             --
---------------------------------------------------------------------------------------------     -------------------------------
- Amounts collected during the peiod                                                                                     (47,458)
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable at the end of the reporting period                                                          49,176,317
---------------------------------------------------------------------------------------------     -------------------------------

---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable Aging                                                                                      Amount
---------------------------------------------------------------------------------------------     -------------------------------
0 - 30 days old                                                                                                               --
---------------------------------------------------------------------------------------------     -------------------------------
31 - 60 days old                                                                                                              60
---------------------------------------------------------------------------------------------     -------------------------------
61 - 90 days old                                                                                                              --
---------------------------------------------------------------------------------------------     -------------------------------
91 + days old                                                                                                         60,829,586
---------------------------------------------------------------------------------------------     -------------------------------
Total Accounts Receivable                                                                                             60,829,646
---------------------------------------------------------------------------------------------     -------------------------------
Amount considered uncollectible (Bad Debt)                                                                           (11,653,329)
---------------------------------------------------------------------------------------------     -------------------------------
Accounts Receivable (Net)                                                                                             49,176,317
---------------------------------------------------------------------------------------------     -------------------------------

                              DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------------     -------------------------------
Must be completed each month                                                                          Yes             No
---------------------------------------------------------------------------------------------     -------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                                  X
---------------------------------------------------------------------------------------------     -------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                                       X
---------------------------------------------------------------------------------------------     -------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                                  X
---------------------------------------------------------------------------------------------     -------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                               X
---------------------------------------------------------------------------------------------     -------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)